                                    THQ INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER                            COMMON STOCK                    SHARES
                                                         SEE REVERSE FOR CERTAIN
                                                               DEFINITIONS


THIS CERTIFIES THAT

IS THE OWNER OF
                              CERTIFICATE OF STOCK


           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF

                                    THQ INC.

(hereinafter called "the Corporation") transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This certificate is not valid until countersigned by the Transfer Agent.

        Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

                           [THQ INC. CORPORATE SEAL]

     /s/                                                /s/
     ----------------------                             -----------------------
           SECRETARY                                           PRESIDENT

Countersigned and registered:
        COMPUTERSHARE INVESTOR SERVICES, LLC
             Transfer Agent and Registrar

By:
    ------------------------------------
                    Authorized Signature

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     THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT
CHARGE, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK AUTHORIZED TO BE ISSUED BY THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common                UNIF GIFT MIN ACT--.........Custodian........
TEN ENT--as tenants by the entireties                            (Cust)            (Minor)
JT TEN --as joint tenants with right of                        under Uniform Gifts to Minors
         survivorship and not as tenants                       Act...............
         in common                                                  (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, ______________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

    PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
    --------------------------------------

    --------------------------------------


--------------------------------------------------------------------------------
 [PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

--------------------------------------------------------------------------------

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______________________________________________________________________ SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED: ___________________________


          ----------------------------------------------------------------------
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
                        --------------------------------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE AMENDED AND RESTATED RIGHTS AGREEMENT BETWEEN THE COMPANY AND THE RIGHTS AGENT AND ITS SUCCESSORS (THE "AMENDED AND RESTATED RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE AMENDED AND RESTATED RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE AMENDED AND RESTATED RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE AMENDED AND RESTATED RIGHTS AGREEMENT, RIGHTS ISSUED TO OR HELD BY ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE AMENDED AND RESTATED RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.